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                        H&Q IPO & EMERGING COMPANY FUND

                      Supplement dated December 1, 1999 to
    Common Class and Adviser Classes Prospectuses dated September 15, 1999, as supplemented October 15, 1999, and
                                  Statement of
                 Additional Information dated October 28, 1999

    THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE COMMON CLASS AND ADVISER CLASSES PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR THE H&Q IPO & EMERGING COMPANY FUND (THE "FUND"):

    At the November 29, 1999 quarterly meeting of Trustees of Hambrecht & Quist Fund Trust, the Trustees determined to close the Fund to new investors as of 4 p.m. Eastern time on December 30, 1999. The closure of the Fund is consistent with the Fund's stated policy to consider closing to new investors upon reaching $300 million in assets. As of November 29, 1999, the Fund had approximately
$330 million in assets. After December 30, 1999, the Fund will continue to accept purchase orders from existing shareholders as of such date, including investors who hold their shares through a financial intermediary or mutual fund supermarket and retirement plans. The Fund reserves the right to reopen to new investors at any time in its discretion.

    At the quarterly meeting, the Trustees also took certain actions in connection with the proposed acquisition of Hambrecht & Quist Group, the indirect parent company of Hambrecht & Quist Fund Management, LLC ("HQFM") and Hambrecht & Quist LLC ("H&Q"), the Fund's investment adviser and distributor, respectively, by The Chase Manhattan Corporation. These actions included the Trustees' approval of a new advisory agreement between the Fund and HQFM, a new sub-advisory agreement between HQFM and Symphony Asset Management, LLC, the Fund's sub-adviser, and a new distribution agreement between the Fund and H&Q, each to be effective as of the closing of the tender offer for shares of Hambrecht & Quist Group. Except for the effective date, the new advisory, sub-advisory and distribution agreements are substantially identical to the current agreements.

    In connection with the acquisition, the Fund had planned to appoint Provident Distributors, Inc. ("PDI") as its distributor in order to meet certain regulatory requirements. Due to the recent enactment of financial services legislation, the appointment of PDI is no longer necessary. As a result, H&Q will remain the distributor for the Fund upon completion of the acquisition.